                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) July 31, 1997



                                 AMETEK, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                  1-12981                 14-1682544
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)               ID Number)



              Station Square, Paoli, PA             19301
        (Address of principal executive offices)  (Zip Code)


      Registrant's Telephone Number, including area code:  (610) 647-2121


                        Ametek Aerospace Products, Inc.
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On July 31, 1997, AMETEK, Inc., a Delaware corporation ("AMETEK"), transferred or caused to be transferred to Ametek Aerospace Products, Inc., a Delaware corporation and wholly owned subsidiary of AMETEK (the "Company"), all of its assets except those relating to AMETEK's water filtration business, which consists of the Plymouth Products Division, and the following three foreign subsidiaries: Ametek Filters, Limited, APIC International S.A. and AFIMO S.A.M. (collectively, the "Water Filtration Business"), and the Company assumed all of AMETEK's liabilities, except for certain liabilities relating to the Water Filtration Business and certain indebtedness of AMETEK (collectively, the "Contributions"). Immediately following the Contributions, AMETEK distributed all of the outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company on a share for share basis to the holders of AMETEK common stock, par value $.01 per share ("AMETEK Common Stock") (the "Spin-Off"). No consideration was paid to the AMETEK stockholders for the Common Stock received by them in the Spin-Off. The Board of Directors and the principal executive officers of the Company immediately prior to the Contributions and the Spin-Off continue to serve in their respective capacities.

On August 1, 1997, pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of February 5, 1997 (the "Merger Agreement"), by and among Culligan Water Technologies, Inc., a Delaware corporation ("Culligan"), Culligan Water Company, Inc., a Delaware corporation and wholly owned subsidiary of Culligan ("Culligan Merger Sub"), AMETEK and the Company, Culligan Merger Sub was merged with and into AMETEK (the "Merger"), with AMETEK surviving the Merger as a wholly owned subsidiary of Culligan. As a result of the Merger, each outstanding share of AMETEK Common Stock was converted into the right to receive .105 of a share of Culligan common stock, par value $.01 per share ("Culligan Common Stock"). The exchange ratio of .105 of a share of AMETEK Common Stock for each share of Culligan Common Stock (the "Exchange Ratio") was determined by dividing the Net Equity Value (as defined in the Merger Agreement) by $37.50 divided by the number of shares of AMETEK Common Stock outstanding at the Effective Time as certified to Culligan by AMETEK's registrar and transfer agent. On August 1, 1997, the name of AMETEK was changed to "Culligan Water Company, Inc." and the name of the Company was changed to "AMETEK, Inc."

On July 31, 1997, the Company, AMETEK and Culligan entered into the Tax Allocation Agreement, which sets forth each party's rights and obligations with respect to payment of taxes and receipt of refunds for taxable periods before and after the Spin-Off, and the Indemnification Agreement, which governs each party's rights and obligations with respect to indemnification, and the Company and AMETEK entered into the Transition Services Agreement, which relates to the obligation of The Company to provide AMETEK (thereafter renamed "Culligan Water Company, Inc.") with certain transition related services and support after the Spin-Off and the Trademark License Agreement, under which The Company will license to AMETEK (thereafter renamed "Culligan Water Company, Inc.") the "Ametek" trade name and related trademarks, service marks and logos currently used by the Water Filtration Business for a period of up to eight years.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The audited financial statements of AMETEK are being restated to reflect the Water Filtration Business as a discontinued operation and to present the reorganization of the Company into two segments from the three segments previously presented. Therefore, such restated audited financial statements are not available at the time this report on Form 8-K is being filed, but they will be filed as an amendment hereto within sixty (60) days after the date of this report.


     (c) Exhibits - the following exhibits are filed herewith:



EXHIBIT NO.             DESCRIPTION OF EXHIBIT

    2 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of February 5, 1997, by and among Culligan, Culligan Merger Sub, AMETEK and the Company, incorporated by reference to Appendix A to the
                                                              ----------
                        Joint Proxy Statement/Prospectus included in Culligan's Registration Statement on Form S-4 (Commission File No. 333-26953).

    3.i.                Amended and Restated Certificate of Incorporation of the
                        Company.

    3.ii.               Amended and Restated By-Laws of the Company.

    4.1 Rights Agreement, dated as of June 2, 1997, between the Company and American Stock Transfer & Trust Company.

    4.2 First Supplemental Indenture, dated as of June 2, 1997, between AMETEK and CoreStates Bank, N.A., as Trustee.

    4.3 Second Supplemental Indenture, dated as of July 31, 1997, among AMETEK, the Company and CoreStates Bank, N.A., as Trustee.

   10.1 First Amendment and Consent to Credit Agreement, dated as of May 9, 1997, between AMETEK and The Chase Manhattan Bank.

   10.2 Assumption Agreement, dated as of July 31, 1997, among the Company, AMETEK and The Chase Manhattan Bank.

   10.3                 Supplemental Executive Retirement Plan.


   99.1 Press Release of the Company dated August 1, 1997 announcing consummation of the Merger.

   99.2 Press Release of AMETEK dated August 1, 1997 confirming the Exchange Ratio pursuant to the Merger Agreement.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMETEK, INC.



                              By:    /s/ John J. Molinelli
                                  ----------------------------
                                   John J. Molinelli
                                   Senior Vice President--
                                   Chief Financial Officer



Dated:  August 7, 1997

                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION OF EXHIBIT



    2 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of February 5, 1997, by and among Culligan, Culligan Merger Sub, AMETEK and the Company, incorporated by reference to Appendix A to the
                                                              ----------
                        Joint Proxy Statement/Prospectus included in Culligan's Registration Statement on Form S-4 (Commission File No. 333-26953).

    3.i.                Amended and Restated Certificate of Incorporation of the
                        Company.

    3.ii.               Amended and Restated By-Laws of the Company.

    4.1 Rights Agreement, dated as of June 2, 1997, between the Company and American Stock Transfer & Trust Company.

    4.2 First Supplemental Indenture, dated as of June 2, 1997, between AMETEK and CoreStates Bank, N.A., as Trustee.

    4.3 Second Supplemental Indenture, dated as of July 31, 1997, among AMETEK, the Company and CoreStates Bank, N.A., as Trustee.

   10.1 First Amendment and Consent to Credit Agreement, dated as of May 9, 1997, between AMETEK and The Chase Manhattan Bank.

   10.2 Assumption Agreement, dated as of July 31, 1997, among the Company, AMETEK and The Chase Manhattan Bank.

   10.3                 Supplemental Executive Retirement Plan.

   99.1 Press Release of the Company dated August 1, 1997 announcing consummation of the Merger.

   99.2 Press Release of AMETEK dated August 1, 1997 confirming the Exchange Ratio pursuant to the Merger Agreement.